Columbia Mid Cap Value Fund (Fund)
77D Policies with respect to security investments

On March 18, 2005, the following investment strategies and investment risks language was added to the Fund's prospectuses:

The Fund may invest in REITs.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

On March 18, 2005, the following investment policies were added to the list in the section "Investment Goals and Policies" in Part I of the Statement of Additional Information:

Exchange-traded Funds ("ETFs")
REITs
American, European, Continental and Global Depositary Receipts

Also on March 18, 2005, the following investment practice that appears in "Miscellaneous Investment Practices" in Part II of the Statement of Additional Information was amended and restated:

Exchange-traded funds ("ETFs"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.


Columbia Mid Cap Value Fund
Columbia Liberty Fund (Funds)



77.E  Legal Proceedings


Recently, Columbia Management Advisors, Inc. ("CMA") has been named as a defendant in several derivative actions under Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by the Registrant are excessive. Cohen v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 2, 2004; Osburn v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 10, 2004; Slicker v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 11, 2004; and Simmonds v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on September 8, 2004. CMA and the other defendants to these actions, including various affiliates, mutual funds advised by CMA and its affiliates, and directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. The above-named actions were consolidated on March 2, 2005 (In re Columbia Entities Litigation, Civil Action No. 04-11704-REK).

On January 11, 2005, a putative class action lawsuit (Lefler, et. al. v. Hacker, et. al.,) was filed in the U.S. Disrict Court for the District of Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.


Various civil individual, class and derivative actions have been filed in regard to certain market timing allegations. As of February 28, 2005, the following complaints have been received:

(1) George Slaybe et al, Plaintiffs, v. Columbia Management Advisors, Inc., et al. United States District Court
         District of Massachusetts
         Case # 04 10534 PBS

(2) David Armetta derivatively on behalf of the Columbia Common Stock Fund, Plaintiff v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10555 MLW

(3) Edward I. Segel and Iris Segel derivatively on behalf of Columbia Acorn Fund, Columbia Acorn Trust and the Columbia Funds, Plaintiffs, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10567MEL

(4) Catherine Dukes, Individually and On Behalf of All Others Similarly Situated
v. Columbia Funds, FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10315-PBS

(5) AB Medical Equipment Corp., Individually and On Behalf of All Others Similarly Situated, Plaintiff, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10355PBS

(6) Karen M. McKenna, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. Columbia Funds, Columbia Acorn Trust, FleetBoston Financial Corporation, et al.

         United States District Court
         Southern District of New York
         Case # 04 CV 1576


(7) Lawrence S. Wick, as custodian for Ryan S. Wick, Andrew T. Wick, and Hayley
L. Wick, and Ryan S. Wick, Andrew T. Wick, and Hayley L. Wick individually and on behalf of others similarly situated, Plaintiffs, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10408HEL


(8) Steven B. Ehrlich, Custodian for Cory Ryan Ehrlich UTMA/Florida, Individually and On Behalf of All Others Similarly Situated v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10405 PBS


(9) Harold Beardsley, et al on behalf of Columbia Disciplined Value Fund (the "Columbia Funds") v. FleetBoston Financial Corporation, et al

         United States District Court
         District of Massachusetts
         Case # 04 10978 PBS



770 Transactions effected pursuant to Rule 10f-3
Columbia Mid Cap Value Fund

On October 27, 2004,  Columbia Mid Cap Value  Fund  (Fund)  purchased
58,200 par value of equity of Dreamworks Animation SKG (Securities) for a total purchase price of $1,629,600 from J.P. Morgan Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Morgan Stanley; UBS; Deutsche Bank Securities Inc.; HSBC Securiteis; Williams Captial Group; Lehman Brothers; Wachovia Securities, Inc.: Banc One Captial Markets; Bank of New York; Credit Suisse First Boston Corp.; Keybanc Capital Markets; Lazard LLC; Royal Bank of Scotland PLC.


On November 10, 2004, Columbia Mid Cap Value  Fund (Fund) purchased
318,300 par value of equity of Nalco Holding Company (Securities) for a total purchase price of $4,774,500 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Morgan Stanley; UBS; Deutsche Bank Securities Inc.; HSBC Securiteis; Williams Captial Group; Lehman Brothers; Wachovia Securities, Inc.: Banc One Captial Markets; Bank of New York; Credit Suisse First Boston Corp.; Keybanc Capital Markets; Lazard LLC; Royal Bank of Scotland PLC.


On January 20, 2005,  Columbia Mid Cap Value  Fund  (Fund)  purchased
493,700 par value of equity of Celanese Corp (Securities) for a total purchase price of $7,899,200 from Lehman Brothers, Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS; Bear Stearns & co., Inc.; Credit Suisse First Boston Corp; Deutsche Bank Securities Inc.; Friedman Billings Ramsey & co., Inc.; Stephens Inc.



77Q1
Exhibits


 Amendment to Investment Management Agreement

Each Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to one or more of the investment companies indicated on Schedule A hereto (each a "Fund) is hereby amended to reduce the rates at which fees are payable thereunder with respect to such Fund to the rates indicated on Schedule A, from and after the date that Columbia Management Advisors, Inc. enters into a final Assurance of Discontinuance with the Office of the Attorney General of the State of New York relating to mutual fund trading practices.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

COLUMBIA FUNDS TRUST I,       COLUMBIA SMALL CAP GROWTH FUND, INC.,

COLUMBIA FUNDS TRUST II,      COLUMBIA INTERNATIONAL STOCK FUND, INC.,

COLUMBIA FUNDS TRUST III,     COLUMBIA TECHNOLOGY FUND, INC.,

COLUMBIA FUNDS TRUST IV,      COLUMBIA SHORT-TERM BOND FUND, INC.,

COLUMBIA FUNDS TRUST V,       LIBERTY VARIABLE INVESTMENT TRUST, and

COLUMBIA FUNDS TRUST VI,      STEINROE VARIABLE INVESTMENT TRUST

COLUMBIA FUNDS TRUST VII,

COLUMBIA FUNDS TRUST VIII,

COLUMBIA FUNDS TRUST IX,

COLUMBIA FUNDS TRUST X,

COLUMBIA FUNDS TRUST XI,

On behalf of each series of listed on Schedule A hereto

      By: /s/ Christopher L. Wilson
          -------------------------

      Title: President

COLUMBIA MANAGEMENT ADVISORS, INC.

      By: /s/ Roger A. Sayler
          ---------------------------

      Title: Executive Vice President

                                                                      Schedule A

                                       BREAKPOINTS $MM OF AVERAGE DAILY
             FUND NAME                            NET ASSETS                RATE
-----------------------------------    --------------------------------     ----
Columbia Tax-Managed Growth Fund           $    0.0   to   $  500.0        0.520%
                                           $  500.0   to   $1,000.0        0.470%
                                           $1,000.0   to   $1,500.0        0.420%
                                           $1,500.0   to   $3,000.0        0.370%
                                           $3,000.0   to   $6,000.0        0.350%
                                          >$6,000.0                        0.330%

Columbia Tax-Managed Growth Fund II        $    0.0   to   $  500.0        0.720%
                                           $  500.0   to   $1,000.0        0.670%
                                           $1,000.0   to   $1,500.0        0.620%
                                           $1,500.0   to   $3,000.0        0.570%
                                           $3,000.0   to   $6,000.0        0.550%
                                          >$6,000.0                        0.530%

Columbia Large Cap Growth Fund             $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Columbia Large Cap Core Fund               $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Columbia Growth & Income Fund              $    0.0   to   $  500.0        0.770%
                                           $  500.0   to   $1,000.0        0.720%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.600%
                                           $3,000.0   to   $6,000.0        0.600%
                                          >$6,000.0                        0.580%

Columbia Tax-Managed Value Fund            $    0.0   to   $  500.0        0.720%
                                           $  500.0   to   $1,000.0        0.670%
                                           $1,000.0   to   $1,500.0        0.620%
                                           $1,500.0   to   $3,000.0        0.570%
                                           $3,000.0   to   $6,000.0        0.550%
                                          >$6,000.0                        0.530%

Columbia Disciplined Value Fund            $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Columbia Dividend Income Fund              $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Liberty Growth & income Fund, VS           $    0.0   to   $  500.0        0.770%
                                           $  500.0   to   $1,000.0        0.720%
                                           $1,000.0   to   $1,500.0        0.670%
                                           $1,500.0   to   $3,000.0        0.620%
                                           $3,000.0   to   $6,000.0        0.600%
                                          >$6,000.0                        0.580%

Liberty Equity Fund, VS                    $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.610%
                                           $1,500.0   to   $3,000.0        0.560%
                                           $3,000.0   to   $6,000.0        0.545%
                                          >$6,000.0                        0.525%

Columbia Mid Cap Growth Fund               $    0.0   to   $  500.0        0.820%
                                           $  500.0   to   $1,000.0        0.750%
                                           $1,000.0   to   $1,500.0        0.720%
                                          >$1,500.0                        0.670%

Columbia Small Cap Growth Fund, Inc.       $    0.0   to   $  500.0        0.870%
                                           $  500.0   to   $1,000.0        0.820%
                                          >$1,000.0                        0.770%

Columbia Asset Allocation Fund             $    0.0   to   $  500.0        0.650%
                                           $  500.0   to   $1,000.0        0.600%
                                           $1,000.0   to   $1,500.0        0.550%
                                           $1,500.0   to   $3,000.0        0.500%
                                           $3,000.0   to   $6,000.0        0.480%
                                          >$6,000.0                        0.460%

Columbia International Equity Fund         $    0.0   to   $  500.0        0.803%
                                           $  500.0   to   $1,000.0        0.753%
                                           $1,000.0   to   $1,500.0        0.703%
                                           $1,500.0   to   $3,000.0        0.653%
                                           $3,000.0   to   $6,000.0        0.633%
                                          >$6,000.0                        0.613%

Columbia International Stock Fund, Inc.    $    0.0   to   $  500.0   0.870%
                                           $  500.0   to   $1,000.0   0.820%
                                           $1,000.0   to   $1,500.0   0.770%
                                           $1,500.0   to   $3,000.0   0.720%
                                           $3,000.0   to   $6,000.0   0.700%
                                          >$6,000.0                   0.680%

Columbia Newport Tiger Fund                $    0.0   to   $  500.0   0.700%
                                           $  500.0   to   $1,000.0   0.700%
                                           $1,000.0   to   $1,500.0   0.620%
                                           $1,500.0   to   $3,000.0   0.570%
                                           $3,000.0   to   $6,000.0   0.520%
                                          >$6,000.0                   0.470%

Columbia Newport Greater China Fund        $    0.0   to   $  500.0   0.950%
                                           $  500.0   to   $1,000.0   0.950%
                                           $1,000.0   to   $1,500.0   0.870%
                                           $1,500.0   to   $3,000.0   0.820%
                                           $3,000.0   to   $6,000.0   0.770%
                                          >$6,000.0                   0.720%

Columbia International Fund, VS            $    0.0   to   $  500.0   0.870%
                                           $  500.0   to   $1,000.0   0.820%
                                           $1,000.0   to   $1,500.0   0.770%
                                           $1,500.0   to   $3,000.0   0.720%
                                           $3,000.0   to   $6,000.0   0.700%
                                          >$6,000.0                   0.680%

Columbia Technology Fund, Inc.             $    0.0   to   $  500.0   0.870%
                                           $  500.0   to   $1,000.0   0.820%
                                          >$1,000.0                   0.770%

Columbia Real Estate Equity Fund, VS                                  0.650%

Liberty S&P 500 Index Fund, VS                                        0.200%

Columbia Federal Securities Fund           $    0.0   to   $  500.0   0.530%
                                           $  500.0   to   $1,000.0   0.480%
                                           $1,000.0   to   $1,500.0   0.450%
                                           $1,500.0   to   $3,000.0   0.420%
                                          >$3,000.0                   0.400%

Columbia Intermediate Government
Income Fund                                   $    0.0   to   $  500.0          0.460%
                                              $  500.0   to   $1,000.0          0.410%
                                              $1,000.0   to   $1,500.0          0.380%
                                              $1,500.0   to   $3,000.0          0.350%
                                              $3,000.0   to   $6,000.0          0.340%
                                             >$6,000.0                          0.330%

Columbia Contrarian Income Fund               $    0.0   to   $  500.0          0.550%
                                              $  500.0   to   $1,000.0          0.500%
                                              $1,000.0   to   $1,500.0          0.470%
                                              $1,500.0   to   $3,000.0          0.440%
                                              $3,000.0   to   $6,000.0          0.430%
                                             >$6,000.0                          0.420%

Columbia Corporate Bond Fund                  $    0.0   to   $  500.0          0.480%
                                              $  500.0   to   $1,000.0          0.430%
                                              $1,000.0   to   $1,500.0          0.400%
                                              $1,500.0   to   $3,000.0          0.370%
                                              $3,000.0   to   $6,000.0          0.360%
                                             >$6,000.0                          0.350%

Columbian Intermediate Bond Fund              $    0.0   to   $  500.0          0.350%
                                              $  500.0   to   $1,000.0          0.350%
                                              $1,000.0   to   $1,500.0          0.300%
                                              $1,500.0   to   $3,000.0          0.290%
                                              $3,000.0   to   $6,000.0          0.280%
                                             >$6,000.0                          0.270%

Columbia Quality Plus Bond Fund               $    0.0   to   $  500.0          0.480%
                                              $  500.0   to   $1,000.0          0.430%
                                              $1,000.0   to   $1,500.0          0.400%
                                              $1,500.0   to   $3,000.0          0.370%
                                              $3,000.0   to   $6,000.0          0.360%
                                             >$6,000.0                          0.350%

Columbia Income Fund                          $    0.0   to   $  500.0          0.420%
                                              $  500.0   to   $1,000.0          0.375%
                                              $1,000.0   to   $1,500.0          0.370%
                                              $1,500.0   to   $3,000.0          0.340%
                                              $3,000.0   to   $6,000.0          0.330%
                                             >$6,000.0                          0.320%

Liberty Federal Securities Fund, VS           $    0.0   to   $  500.0          0.380%
                                              $  500.0   to   $1,000.0          0.330%
                                              $1,000.0   to   $1,500.0          0.300%
                                              $1,500.0   to   $3,000.0          0.270%
                                              $3,000.0   to   $6,000.0          0.260%
                                             >$6,000.0                          0.250%

Columbia High-Yield Fund, Inc.                $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%

Columbia High Yield Opportunity Fund          $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%


Columbia Short-Term Bond Fund, Inc.           $    0.0   to   $  500.0          0.450%
                                             >$  500.0                          0.400%

Columbia Strategic Income Fund                $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%

Columbia Strategic Income Fund, VS            $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%

Columbia Tax-Exempt Insured Fund              $    0.0   to   $  500.0          0.550%
                                              $  500.0   to   $1,000.0          0.500%
                                              $1,000.0   to   $1,500.0          0.470%
                                              $1,500.0   to   $3,000.0          0.440%
                                              $3,000.0   to   $6,000.0          0.430%
                                             >$6,000.0                          0.420%
(Combined with Columbia Tax Exempt
Fund for purposes of determining
breakpoints)
Columbia Tax Exempt Fund                      $    0.0   to   $  500.0          0.550%
                                              $  500.0   to   $1,000.0          0.500%
                                              $1,000.0   to   $1,500.0          0.470%
                                              $1,500.0   to   $3,000.0          0.440%
                                              $3,000.0   to   $6,000.0          0.430%
                                             >$6,000.0                          0.420%
(Combined with Columbia Tax Exempt
Insured Fund for purposes of
determining breakpoints)
Columbia Florida Intermediate
Municipal Bond Fund                           $    0.0   to   $  500.0          0.480%
                                              $  500.0   to   $1,000.0          0.430%
                                              $1,000.0   to   $1,500.0          0.400%
                                              $1,500.0   to   $3,000.0          0.370%
                                              $3,000.0   to   $6,000.0          0.360%
                                             >$6,000.0                          0.350%

Columbia Connecticut Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Massachusetts Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Intermediate Tax-Exempt
Bond Fund                                    $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Pennsylvania Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia New Jersey Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Rhode Island Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia New York Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0  0.480%
                                             $  500.0   to   $1,000.0  0.430%
                                             $1,000.0   to   $1,500.0  0.400%
                                             $1,500.0   to   $3,000.0  0.370%
                                             $3,000.0   to   $6,000.0  0.360%
                                             $6,000.0                  0.350%

                          Amendment to Management Agreement

The Management Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to Columbia Large Cap Growth Fund (the "Fund) is hereby amended to reduce the rates at which fees are payable thereunder to the rates indicated on Schedule A, from and after the date that the Fund acquires all of the assets and liabilities of Columbia Growth Fund, Inc. in exchange for shares of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

COLUMBIA FUNDS TRUST XI
On behalf of Columbia Large Cap Growth Fund

         By: /s/ Christopher L. Wilson
                 Title: President

COLUMBIA MANAGEMENT ADVISORS, INC.

         By: /s/ Roger A. Sayler
         Title: Executive Vice President

                                                       Schedule A

                                     Breakpoints $MM of
Fund Name                           Average Daily Net Assets          Rate
---------                          ------------------------           ----
Columbia Large Cap Growth Fund            $0.0   to   $200.0           0.75%
                                      > $200.0   to   $500.0           0.625%
                                      > $500.0                         0.50%


Amended By-Laws incorporated by to Accession Number 0000021832-04-000294